UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 19, 2003

Commission file number: 001-14319

RESOURCE BANKSHARES CORPORATION

(Exact name of Registrant as specified in its charter)

Virginia	54-1904386
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3720 Virginia Beach Blvd., Virginia Beach, Virginia	23452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 757-463-2265

Item 9. Regulation FD Disclosure

Item 12. Results of Operation and Financial Condition

The press release of Resource Bankshares Corporation dated May 19, 2003, is furnished to the Securities and Exchange Commission under both Item 9 and Item 12 of this Form 8-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE BANKSHARES CORPORATION

By:	/s/ LAWRENCE N. SMITH
Lawrence N. Smith Chief Executive Officer